UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.   20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22844

Oppenheimer Senior Floating Rate Plus Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)   (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:   July 31

Date of reporting period:   4/30/2017

Item 1.   Schedule of Investments.

STATEMENT OF INVESTMENTS April 30, 2017 Unaudited

	Principal Amount	Value
Corporate Loans—106.7%
Consumer Discretionary—39.0%
Auto Components—0.5%
FPC Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 11/19/19[1]	$172,981	$165,198
Tower Automotive Holdings USA LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 3/7/24[1]	171,599	171,456
		336,654

Automobiles—0.9%
Federal-Mogul Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C, 4.75%, 4/15/21[1]	698,261	698,333

Distributors—5.6%
Albertsons LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B4, 3.993%, 8/25/21[1]	255,388	256,546
Tranche B6, 4.302%, 6/22/23[1]	205,063	206,201
Ascena Retail Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 8/21/22[1]	232,537	210,737
Bass Pro Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.239%, 6/5/20[1]	151,877	151,685
Tranche B, 6.147%, 12/15/23[1]	410,000	400,135
BJ’s Wholesale Club, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 2/3/24[1]	96,146	95,846
Burlington Coat Factory Warehouse Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 3.75%, 8/13/21[1]	65,000	65,284
CWGS Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.736%-4.743%, 11/8/23[1]	146,202	147,408
Gymboree Corp. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 2/23/18[1,2]	629,712	291,766
Harbor Freight Tools USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.243%, 8/18/23[1]	229,917	229,853
JC Penney Corp., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.304%, 6/23/23[1]	176,625	176,458
Leslie’s Poolmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.774%, 8/16/23[1]	49,750	50,035
Men’s Wearhouse, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%-4.563%, 6/18/21[1]	178,948	172,238
Michaels Stores, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 3.75%, 1/30/23[1]	114,149	114,173
Moran Foods LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 12/5/23[1]	49,875	49,823
Nature’s Bounty Co. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.647%, 5/5/23[1]	248,128	249,524
Party City Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.03%-4.18%, 8/19/22[1]	263,258	263,328
Petco Animal Supplies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.172%, 1/26/23[1]	322,893	294,236
PetSmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.02%, 3/11/22[1]	525,478	485,082

1 OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Distributors (Continued)
Pilot Travel Centers LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 2.993%, 5/25/23[1]	$99,750	$100,540
SUPERVALU, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 3/21/19[1]	84,256	85,005
		4,095,903

Diversified Consumer Services—2.1%
4L Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%-7.50%, 5/8/20[1]	174,437	168,986
Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 4/30/18[1]	269,120	269,096
IQOR US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.148%, 4/1/21[1]	385,357	381,504
IQOR US, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.898%, 4/1/22[1]	40,000	36,400
Koosharem LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 7.647%, 5/15/20[1]	88,422	82,232
Nord Anglia Education Finance, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.554%, 3/31/21[1]	597,289	598,783
		1,537,001

Hotels, Restaurants & Leisure—9.0%
Amaya Holdings BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.647%, 8/1/21[1]	184,530	185,021
AMC Entertainment Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.406%, 12/15/22[1]	25,000	25,203
Tranche B, 3.742%, 12/15/23[1]	448,875	452,634
American Casino & Entertainment Properties, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 7/7/22[1]	37,594	37,923
AMF Bowling Centers, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 9/19/23[1]	186,873	187,769
Boyd Gaming Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.445%, 9/15/23[1]	154,613	155,537
Caesars Entertainment Operating Co., Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B5, 1.50%, 3/1/18[1,3]	28,390	32,435
Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 3.553%, 4/3/24[1]	370,000	367,996
Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B4, 1.50%, 12/31/17[1,3]	34,863	43,840
Tranche B6, 1.50%, 3/1/18[1,3]	97,450	114,017
Tranche B7, 1.50%, 1/28/18[1,3]	41,960	51,442
Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 10/11/20[1]	537,119	539,357
Caesars Growth Properties Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 5/8/21[1]	508,904	512,402
CEC Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 2/12/21[1]	155,765	155,014
Cedar Fair LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.242%, 4/5/24[1]	25,000	25,211

2 OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

	Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
CityCenter Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.494%, 4/18/24[1]	$130,000	$130,358
Delta 2 Lux Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.568%, 2/1/24[1]	389,833	390,808
Eldorado Resorts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.197%, 4/17/24[1]	255,000	255,319
ESH Hospitality, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.493%, 8/30/23[1]	64,838	65,214
Four Seasons Hotels Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.147%, 11/30/23[1]	59,850	60,619
Gateway Casinos & Entertainment Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.80%, 2/22/23[1]	60,000	60,881
Golden Nugget, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 11/21/19[1]	260,097	264,161
La Quinta Intermediate Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.908%, 4/14/21[1]	119,091	120,169
MGM Growth Properties Operating Partnership LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.156%, 4/25/23[1]	80,000	80,250
Penn National Gaming, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 1/19/24[1]	40,000	40,271
RHP Hotel Properties LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.406%, 4/18/24[1]	55,000	55,481
Scientific Games International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.994%, 10/1/21[1]	478,752	486,233
SeaWorld Parks & Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B5, 4.147%, 3/31/24[1]	61,030	61,069
Station Casinos LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 6/8/23[1]	330,267	332,253
Town Sports International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 11/15/20[1]	240,632	209,349
Weight Watchers International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.24%-4.40%, 4/2/20[1]	1,172,317	1,114,141
		6,612,377

Household Durables—2.7%
Coty, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.483%, 10/27/22[1]	49,750	50,061
HLF Financing Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.493%, 2/15/23[1]	185,000	184,846
Prestige Brands, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 3.743%, 1/26/24[1]	125,217	126,417
Revlon Consumer Products Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.482%-4.493%, 9/7/23[1]	343,800	345,066
Serta Simmons Bedding LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.538%, 11/8/23[1]	987,525	991,969
Tumi Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.243%, 8/1/23[1]	205,438	207,236

3 OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Household Durables (Continued)
Wilton Brands LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.50%, 8/30/18[1]	$73,633	$72,283
		1,977,878

Media—17.5%
Altice Financing SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.908%, 7/28/25[1]	215,000	215,090
Altice US Finance I Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.161%, 1/15/25[1]	79,800	79,820
Tranche B, 3.359%, 7/28/25[1]	105,000	105,026
Camelot Finance LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 10/3/23[1]	109,450	110,066
CBS Radio, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.803%, 3/2/24[1]	95,000	95,772
Charter Communications Operating LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche E, 3.00%, 7/1/20[1]	54,858	55,146
Tranche F, 3.00%, 1/3/21[1]	54,858	55,145
Tranche H, 3.00%, 1/15/22[1]	74,623	75,001
Tranche I, 3.243%, 1/15/24[1]	79,598	80,095
Checkout Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 4/9/21[1]	253,348	233,081
Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 7.743%, 1/30/19[1]	1,990,102	1,709,000
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 8.493%, 7/30/19[1]	139,658	119,931
CSC Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.244%-5.25%, 7/15/25[1]	69,900	69,949
Deluxe Entertainment Services, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.672%, 2/28/20[1]	429,812	430,081
DigitalGlobe, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.743%, 1/15/24[1]	159,600	160,465
Getty Images, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 10/18/19[1]	73,734	65,470
Gray Television, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.483%, 2/7/24[1]	164,650	166,338
Harland Clarke Holdings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B5, 7.147%, 12/31/21[1]	129,740	130,821
Tranche B6, 6.647%, 2/9/22[1]	270,796	271,710
Intelsat Jackson Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.887%, 6/30/19[1]	205,000	202,907
ION Media Networks, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 12/18/20[1]	230,163	232,753
Legendary Pictures, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.147%, 4/22/20[1]	240,000	240,300
Liberty Cablevision of Puerto Rico LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.658%, 1/7/22[1]	350,000	350,437
Lions Gate Entertainment Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.982%, 12/8/23[1]	212,000	213,456
Mediacom Illinois LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche K, 3.20%, 2/15/24[1]	75,000	75,500

4 OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

	Principal Amount	Value
Media (Continued)
MediArena Acquisition BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.898%, 8/13/21[1]	$181,394	$161,328
MH Sub I LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 7/8/21[1]	190,773	192,800
Mission Broadcasting, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.994%, 1/17/24[1]	33,711	33,980
NEP/NCP Holdco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 1/22/20[1]	226,451	227,253
Nexstar Broadcasting, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.994%, 1/17/24[1]	566,304	570,817
Outfront Media Capital LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.244%, 3/18/24[1]	65,000	65,562
Radiate Holdco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.993%, 2/1/24[1]	395,000	397,046
Rovi Solutions Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 7/2/21[1]	123,140	123,769
Sable International Finance Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.743%, 12/30/22[1]	125,000	126,016
Salem Communications Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 3/13/20[1]	118,858	116,926
SFR Group SA, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.944%, 7/31/25[1]	85,000	84,796
Tranche B10, 4.422%, 1/14/25[1]	343,275	343,919
Sinclair Television Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.25%, 1/3/24[1]	403,988	405,459
Technicolor SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.898%, 12/31/23[1]	120,000	120,480
Telenet Financing USD LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche AF, 3.966%, 1/31/25[1]	245,000	246,455
Tranche AI, 3.651%, 3/31/25[1]	245,000	245,949
Telesat Canada, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.15%, 11/17/23[1]	174,563	176,235
Tribune Media Co., Sr. Sec. Credit Facilities 1st Lien Term Loan , Tranche B, 3.993%, 1/26/24[1]	366,712	370,321
Univision Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C5, 3.75%, 3/15/24[1]	520,600	517,599
UPC Financing Partnership, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche AP, 3.744%, 4/15/25[1]	390,000	391,901
Virgin Media Bristol LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche I, 3.744%, 1/31/25[1]	380,000	381,852
WaveDivision Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.93%, 10/15/19[1]	298,177	299,929
WideOpenWest Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.554%, 8/18/23[1]	572,125	576,559
William Morris Endeavor Entertainment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 5/6/21[1]	279,271	281,085
WMG Acquisition Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.75%, 11/1/23[1]	448,000	450,345

5 OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Media (Continued)
Ziggo Secured Finance Partnership, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 3.494%, 4/15/25[1]	$415,000	$415,667
		12,867,408

Multiline Retail—0.4%
Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 10/25/20[1]	333,053	266,567

Specialty Retail—0.3%
Key Safety Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.68%, 8/29/21[1]	235,770	238,226

Consumer Staples—2.6%
Beverages—2.3%
Dole Food Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%-4.15%, 4/6/24[1]	315,000	316,631
Hearthside Group Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 6/2/21[1]	49,872	50,277
Hostess Brands LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 8/3/22[1]	197,671	199,697
Jacobs Douwe Egberts International BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.406%, 7/2/22[1]	75,000	75,375
KFC Holding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 2.994%, 6/16/23[1]	152,539	153,556
Landry’s, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.733%-4.039%, 10/4/23[1]	401,668	402,887
Nomad Foods Europe Midco Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.906%, 4/20/24[1]	130,000	130,677
NPC International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.656%, 4/3/24[1]	45,000	45,492
Pinnacle Foods Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 2.983%, 2/2/24[1]	336,058	338,553
		1,713,145

Food & Staples Retailing—0.2%
Rite Aid Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche 1, 5.75%, 8/21/20[1]	110,000	110,564

Food Products—0.1%
CSM Bakery Supplies, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.15%, 7/3/20[1]	71,719	67,117

Energy—4.7%
Energy Equipment & Services—4.3%
AFGlobal Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 12/19/19[1,2]	44,846	28,926
American Energy-Marcellus LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.284%, 8/4/20[1]	269,196	190,456
California Resources Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 11.375%, 12/31/21[1]	95,000	104,262

6 OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

	Principal Amount	Value
Energy Equipment & Services (Continued)
Chesapeake Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.553%, 8/23/21[1]	$145,000	$156,902
Drillships Financing Holding, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.063%, 3/31/21[1,2]	344,176	260,857
Drillships Ocean Ventures, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.563%, 7/25/21[1,2]	184,465	171,956
Eastern Power LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 10/2/23[1]	251,148	253,032
Energy Transfer Equity LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.733%, 2/2/24[1]	468,000	469,337
ExGen Texas Power LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.897%, 9/18/21[1]	204,956	111,701
Fieldwood Energy LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.875%, 10/1/18[1]	90,518	88,595
Tranche B, 8.00%, 8/31/20[1]	92,000	90,390
Floatel International Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.147%, 6/27/20[1]	65,683	54,845
Gulf Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 8/25/23[1]	218,900	219,174
HGIM Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%-5.637%, 6/18/20[1]	193,684	125,249
Larchmont Resources LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A, 10.00%, 8/7/20[1,4]	63,685	63,048
Limetree Bay Terminals LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.04%, 2/15/24[1]	180,000	182,700
MEG Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.68%, 12/31/23[1]	190,083	190,602
Pacific Drilling SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.625%, 6/3/18[1]	4,949	2,351
Seadrill Operating LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.147%, 2/21/21[1]	311,053	209,960
Sheridan Production Partners II-A LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.56%, 12/16/20[1]	15,932	13,204
Sheridan Production Partners II-M LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.44%-4.56%, 12/16/20[1]	5,603	4,643
Ultra Resources, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 4.00%, 4/12/24[1]	155,000	153,789
Veresen Midstream LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 3/31/22[1]	28,056	28,311
		3,174,290

Oil, Gas & Consumable Fuels—0.4%
Sheridan Investment Partners II LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.56%, 12/16/20[1]	107,998	89,504
Southcross Energy Partners LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.397%, 8/4/21[1]	200,722	178,015
		267,519

7 OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Financials—3.9%
Capital Markets—0.6%
Aretec Group, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 8.00%, 11/23/20[1]	$76,508	$77,273
Aretec Group, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 5.398%-6.27%, 5/23/21[1,4]	384,471	367,170
		444,443

Commercial Banks—2.7%
Alliant Holdings Intermediate LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.417%, 8/12/22[1]	62,173	62,551
AmWINS Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.75%, 1/25/24[1]	104,738	104,879
Blucora, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.90%, 4/19/24[1]	100,000	100,500
Capital Automotive LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 3/25/24[1]	80,000	80,767
Fly Funding II Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.79%, 2/9/22[1]	224,004	224,424
HUB International Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 10/2/20[1]	212,921	214,556
Hyperion Insurance Group Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 4/29/22[1]	133,975	134,779
iStar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 7/1/20[1]	153,797	156,104
NFP Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.647%, 1/8/24[1]	309,225	312,240
Uniti Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 10/24/22[1]	374,063	374,856
USI, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.402%, 4/5/24[1]	205,000	204,295
		1,969,951

Consumer Finance—0.6%
PGX Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 9/29/20[1]	366,867	368,128
PGX Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%, 9/29/21[1]	44,688	44,017
		412,145

Health Care—6.2%
Health Care Equipment & Supplies—5.7%
21st Century Oncology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.275%, 4/30/22[1]	42,400	38,584
Air Medical Group Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 4/28/22[1]	48,035	47,945
Alliance Healthcare Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%-4.405%, 6/3/19[1]	108,821	108,889
Ardent Legacy Acquisitions, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.647%, 8/4/21[1]	54,026	54,330

8 OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

	Principal Amount	Value
Health Care Equipment & Supplies (Continued)
ASP AMC Merger Sub, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.65%, 4/12/24[1]	$280,280	$280,339
CareCore National LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 3/5/21[1]	36,838	37,115
Carestream Health, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.147%, 6/7/19[1]	97,869	97,288
Change Healthcare Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 3/1/24[1]	655,000	657,632
CHS/Community Health Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche G, 3.75%, 12/31/19[1]	72,145	71,958
Tranche H, 4.00%, 1/27/21[1]	380,602	378,620
DJO Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 6/8/20[1]	296,129	289,775
Genoa a QoL Healthcare Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.897%, 10/30/23[1]	228,850	230,337
Grifols Worldwide Operations USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.195%, 1/31/25[1]	410,000	411,795
HCA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B8, 3.243%, 2/15/24[1]	105,000	106,125
Kinetic Concepts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.397%, 2/2/24[1]	290,000	290,876
MPH Acquisition Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.897%, 6/7/23[1]	189,866	192,556
National Mentor Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.397%, 1/31/21[1]	227,757	228,825
Opal Acquisition, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.147%-5.148%, 11/27/20[1]	176,205	166,734
Ortho-Clinical Diagnostics, Inc., Sr. Sec Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 6/30/21[1]	58,662	58,451
Pharmaceutical Product Development LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 4.25%-4.397%, 8/18/22[1]	158,801	159,872
Quorum Health Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.75%, 4/29/22[1]	124	124
Select Medical Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.53%-4.65%, 3/6/24[1]	80,000	80,883
Team Health Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 2/6/24[1]	210,000	209,134
		4,198,187

Health Care Providers & Services—0.5%
Kindred Healthcare, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.688%, 4/9/21[1]	345,793	346,711

Industrials—17.1%
Aerospace & Defense—0.2%
Doncasters US Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.647%, 4/9/20[1]	113,680	111,501

9 OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial Services & Supplies—8.2%
Access CIG LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.057%, 10/18/21[1]	$68,204	$68,630
Allied Universal Holdco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.79%, 7/28/22[1]	380,398	382,300
Asurion LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B2, 4.243%, 7/8/20[1]	183,218	184,821
Tranche B4, 4.25%, 8/4/22[1]	346,567	349,383
Tranche B5, 4.156%-4.75%, 11/3/23[1]	236,221	237,598
AVSC Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.658%, 4/21/24[1]	220,000	220,000
Casmar Australia Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%-5.677%, 12/8/23[1]	109,725	111,645
Ceridian HCM Holdings, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%-4.647%, 9/15/20[1]	98,271	98,128
CEVA Group plc, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.672%, 3/19/21[1]	35,742	31,480
CEVA Group plc, Sr. Sec. Credit Facilities Letter of Credit 1st Lien Term Loan, 6.50%-6.672%, 3/19/21[1]	71,852	63,284
Compass Group Diversified Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.897%, 6/4/21[1]	99,400	100,518
Cotiviti Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.402%, 9/28/23[1]	229,000	229,859
Crossmark Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.647%, 12/20/19[1]	139,247	105,131
Engility Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 4.243%, 8/12/20[1]	38,000	38,242
Tranche B2, 4.75%, 8/14/23[1]	106,059	106,766
First Advantage, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.397%, 6/30/22[1]	183,072	162,019
First American Payment Systems LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 1/5/24[1]	91,042	91,269
Garda World Security Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 11/6/20[1]	295,534	296,212
IG Investments Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.147%, 10/31/21[1]	153,266	154,608
Inmar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.647%, 1/27/21[1]	291,924	291,970
iPayment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.402%, 4/5/23[1]	135,000	135,844
KUEHG Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.655%, 8/13/22[1]	220,000	221,650
Laureate Education, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.408%, 4/20/24[1]	300,000	300,375
LS Deco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.662%, 5/21/22[1]	58,408	59,065
Monitronics International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 6.647%, 9/30/22[1]	253,725	257,927
Novitex Acquisition LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.068%, 7/7/20[1]	85,388	85,387

10 OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

	Principal Amount	Value
Commercial Services & Supplies (Continued)
OPE Inmar Acquisition, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.90%, 4/21/24[1]	$295,000	$295,277
Prime Security Services Borrower LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 5/2/22[1]	189,445	191,593
Sabre GLBL, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.743%, 2/22/24[1]	57,855	58,470
SourceHOV LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.897%, 10/31/19[1]	58,486	56,755
TKC Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 2/1/23[1]	95,000	95,995
Trans Union LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.493%, 4/9/23[1]	49,821	50,325
Travelport Finance Luxembourg Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.289%, 9/2/21[1]	267,688	270,030
XPO Logistics, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.405%, 11/1/21[1]	635,000	638,413
		6,040,969

Electrical Equipment—0.2%
Applied Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.397%, 1/25/21[1]	168,857	170,211

Industrial Conglomerates—2.8%
Apex Tool Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 1/31/20[1]	32,507	32,019
Boyd Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.397%, 4/15/22[1]	83,625	83,520
CPI Acquisition, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.834%, 8/17/22[1]	92,604	87,164
Dayco Products LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.304%, 12/12/19[1]	302,903	304,039
Doosan Bobcat, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 5/28/21[1]	80,629	81,687
Dynacast International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.397%, 1/28/22[1]	64	64
Gates Global LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.408%, 4/1/24[1]	164,874	165,943
Generac Power Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.898%, 5/31/23[1]	95,000	95,772
Harsco Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 11/2/23[1]	69,825	71,352
Hillman Group, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.65%, 6/30/21[1]	106,440	107,305
Milacron LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.993%, 9/28/23[1]	99,750	100,373
RBS Global, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%-3.903%, 8/21/23[1]	179,550	180,498
Terex Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.54%, 1/31/24[1]	55,000	55,332

11 OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Industrial Conglomerates (Continued)
TransDigm, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche F, 3.993%, 6/9/23[1]	$286,286	$286,197
Vertiv Intermediate Holding II Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%-5.039%, 11/30/23[1]	198,373	199,923
Wencor Group, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.647%, 6/19/21[1]	79,585	77,546
WP CPP Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.672%, 12/28/19[1]	144,762	135,111
		2,063,845

Road & Rail—4.2%
Air Canada, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.90%, 10/6/23[1]	50,000	50,396
American Airlines, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.49%, 10/10/21[1]	54,444	54,618
Tranche B, 3.493%, 4/28/23[1]	89,100	89,403
Tranche B, 3.494%, 12/14/23[1]	255,000	255,637
Arctic LNG Carriers Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.408%, 4/20/23[1]	155,000	154,806
Avolon TLB Borrower 1 US LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.743%, 3/21/22[1]	865,000	875,504
CH Hold Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 2/1/24[1]	107,892	108,746
CH Hold Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan. Delayed Draw, Tranche B, 0.50%, 2/1/24[1]	10,789	10,875
Commercial Barge Line Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9.75%, 11/12/20[1]	345,682	315,435
Delos Finance Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.397%, 10/6/23[1]	50,000	50,521
Kenan Advantage Group, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 4.00%, 7/29/22[1]	73,038	73,166
Tranche B2, 4.00%, 7/29/22[1]	3,435	3,441
United Airlines, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.422%, 4/1/24[1]	120,000	120,506
Western Express, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.304%, 2/23/22[1]	612,000	615,733
YRC Worldwide, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.50%, 2/13/19[1]	305,673	300,859
		3,079,646

Trading Companies & Distributors—0.1%
Orchard Acquisition Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.125%, 2/8/19[1]	210,000	98,700
Transportation Infrastructure—1.4%
American Axle & Manufacturing, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.24%, 4/6/24[1]	220,000	219,368
Cooper-Standard Automotive, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.406%, 11/2/23[1]	101,000	101,394

12 OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

	Principal Amount	Value
Transportation Infrastructure (Continued)
Navistar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 8/7/20[1]	$280,000	$283,967
TI Group Automotive Systems LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.743%, 6/30/22[1]	296,539	298,763
Visteon Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.274%-3.407%, 3/24/24[1]	83,589	84,164
		987,656

Information Technology—14.5%
Communications Equipment—0.2%
Birch Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.40%, 7/17/20[1]	194,916	157,882

Electronic Equipment, Instruments, & Components—0.3%
Aricent Technologies, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 4/14/21[1]	191,378	191,917

Internet Software & Services—13.7%
Abacus Innovations Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.25%, 8/16/23[1]	598,500	605,233
Almonde, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.658%, 4/27/24[1]	365,000	367,967
Aptean, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.04%, 12/20/22[1]	135,000	137,250
Avaya, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B7, 6.417%, 5/29/20[1],[2]	1,086,494	909,939
Avaya, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, 8.50%, 1/24/18[1]	190,000	195,522
Blackboard, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 6.158%, 6/30/21[1]	256,416	257,442
BMC Software Finance, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 9/10/22[1]	314,203	316,227
Cavium, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.238%, 8/16/22[1]	139,943	141,080
Colorado Buyer, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.064%, 3/14/24[1]	191,000	192,623
Compuware Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 5.25%, 12/15/21[1]	183,388	184,305
Cypress Semiconductor Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.74%, 7/5/21[1]	222,115	224,753
Dell International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.50%, 9/7/23[1]	736,479	740,432
Epicor Software Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 6/1/22[1]	102,455	102,583
First Data Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.988%, 3/24/21[1]	291,053	291,807
Tranche B, 3.988%, 7/8/22[1]	171,284	172,390
Tranche B, 3.658%, 4/20/24[1]	50,000	50,087
Genesys Telecommunications Laboratories, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.158%, 12/1/23[1]	99,757	100,962

13 OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Internet Software & Services (Continued)
Go Daddy Operating Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.493%, 2/15/24[1]	$270,577	$271,795
Infor US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.897%, 2/1/22[1]	398,636	398,672
Informatica Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.647%, 8/5/22[1]	258,317	257,810
Internap Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.99%, 3/29/22[1]	105,000	106,575
Ivanti Software, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 1/20/24[1]	110,000	110,745
MA FinanceCo LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.90%, 4/18/24[1]	69,435	69,782
Tranche B2, 3.65%, 11/20/21[1]	155,000	155,775
MaxLinear, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.906%, 4/12/24[1]	90,000	90,169
Micron Technology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 4/26/22[1]	25,000	25,281
Microsemi Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.241%, 1/15/23[1]	89,141	89,679
ON Semiconductor Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.243%, 3/31/23[1]	70,527	70,992
Polycom, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 9/27/23[1]	82,875	83,600
Premiere Global Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.534%, 12/8/21[1]	69,674	69,703
Quest Software US Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.00%, 10/31/22[1]	126,678	128,691
Riverbed Technology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 4/25/22[1]	331,085	330,982
Science Applications International Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.563%, 5/4/22[1]	70,000	70,558
Seattle SpinCo, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.90%, 4/18/24[1]	468,915	471,259
SolarWinds Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 2/3/23[1]	119,700	120,441
Solera LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/3/23[1]	64,836	65,363
Sophia LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.397%, 9/30/22[1]	59,236	59,268
Synchronoss Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.082%, 1/19/24[1]	318,000	300,245
Tempo Acquisition LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.15%, 4/19/24[1]	392,000	392,980
Tessera Holding Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.243%, 12/1/23[1]	214,463	217,188
TIBCO Software, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 12/4/20[1]	269,496	272,753
TTM Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 5/31/21[1]	143,378	146,066

14 OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

	Principal Amount	Value
Internet Software & Services (Continued)
Uber Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 7/13/23[1]	$34,825	$34,873
Veritas US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.772%, 1/27/23[1]	351,960	350,684
Western Digital Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.743%, 4/29/23[1]	253,091	253,882
Zebra Technologies Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.60%, 10/27/21[1]	51,466	52,029
		10,058,442

Software—0.3%
Securus Technologies Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.75%, 4/30/20[1]	196,933	197,302
Tranche B2, 5.397%, 4/30/20[1]	23,963	23,963
		221,265

Materials—9.7%
Chemicals—2.9%
Alpha 3 BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.147%, 1/31/24[1]	80,000	80,575
Avantor Performance Materials Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 3/11/24[1]	82,619	83,704
CeramTec Acquisition Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.804%, 8/30/20[1]	8,604	8,696
CeramTec Service GmbH, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 3.804%, 8/30/20[1]	73,794	74,578
Tranche B3, 3.804%, 8/30/20[1]	22,523	22,763
ColourOZ Investment 2 LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.153%, 9/7/21[1]	59,916	59,916
Tranche C, 4.153%, 9/7/21[1]	9,905	9,905
Emerald Performance Materials LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 7/30/21[1]	84,288	85,005
Ferro Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.536%, 2/14/24[1]	80,000	80,700
Huntsman International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.993%, 4/1/23[1]	200,990	203,502
Ineos Styrolution US Holding LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.902%, 3/29/24[1]	84,788	85,105
Ineos US Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.743%, 3/31/22[1]	84,446	85,132
Tranche B, 3.743%, 4/1/24[1]	104,738	105,507
MacDermid, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B6, 4.00%, 6/7/23[1]	70,000	70,490
OCI Beaumont LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.025%, 8/20/19[1]	74,206	76,525
Road Infrastructure Investment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/13/23[1]	49,750	50,024
Royal Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.397%, 6/20/22[1]	118,623	119,691

15 OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Chemicals (Continued)
Solenis International LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%-4.274%, 7/31/21[1]	$29,096	$29,231
Tronox Pigments BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.647%, 3/19/20[1]	300,977	302,931
Univar USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.732%, 7/1/22[1]	356,786	358,213
Versum Materials, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.647%, 9/29/23[1]	159,200	161,356
		2,153,549

Construction Materials—1.9%
American Builders & Contractors Supply Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.402%-3.743%, 10/31/23[1]	85,000	85,635
Continental Building Products Operating Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.647%, 8/18/23[1]	198,677	200,291
CPG International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.897%, 9/30/20[1]	72,615	73,228
HD Supply, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 3.897%, 8/13/21[1]	129,838	130,852
Tranche B2, 3.897%, 10/17/23[1]	154,225	155,430
Installed Building Products, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 3/30/24[1]	40,000	40,225
Quikrete Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.243%, 11/15/23[1]	329,175	331,987
Realogy Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.242%, 7/20/22[1]	235,999	238,005
VC GB Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 2/28/24[1]	115,000	115,863
		1,371,516

Containers & Packaging—2.5%
Berry Plastics Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche I, 3.493%-3.524%, 10/1/22[1]	393,072	396,157
Tranche J, 3.524%, 1/19/24[1]	55,000	55,425
Tranche K, 3.239%, 2/8/20[1]	145,000	146,060
Tranche L, 3.239%, 1/6/21[1]	170,000	171,235
BWAY Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.233%, 4/3/24[1]	220,000	219,332
Consolidated Container Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 7/3/19[1]	81,166	81,217
Exopack/Coveris Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.647%, 5/8/19[1]	99,488	99,924
KIK Custom Products, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.653%, 8/26/22[1]	35,024	35,453
Kloeckner Pentaplast of America, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.397%, 4/28/20[1]	218,942	221,104
Reynolds Group Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.993%, 2/5/23[1]	206,718	207,979

16 OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

	Principal Amount	Value
Containers & Packaging (Continued)
SIG Combibloc US Acquisition, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 3/11/22[1]	$192,914	$194,254
		1,828,140

Metals & Mining—2.2%
Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B2, 8.397%, 4/16/20[1]	1,075,114	1,035,374
Tranche B3, 8.897%, 4/17/20[1]	364,080	355,433
Peabody Energy Corp., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 5.50%, 3/31/22[1]	210,000	210,962
		1,601,769

Paper & Forest Products—0.2%
Signode Industrial Group US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%-3.897%, 5/1/21[1]	176,853	178,620

Telecommunication Services—5.1%
Diversified Telecommunication Services—5.1%
Consolidated Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.00%, 10/5/23[1]	69,650	70,242
Tranche B2, 4.00%, 10/5/23[1]	195,000	196,657
FairPoint Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 2/14/19[1]	137,001	137,858
Global Tel*Link Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 5/23/20[1]	220,776	220,776
IPC Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.672%, 8/6/21[1]	421,400	397,696
IPC Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.672%, 2/4/22[1]	110,000	94,325
Level 3 Financing, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.241%, 2/22/24[1]	215,000	215,968
SBA Senior Finance II LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.25%, 3/24/21[1]	129,667	130,619
SBA Senior Finance II LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.25%, 6/10/22[1]	104,734	105,206
Sprint Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 2/2/24[1]	735,000	736,455
US TelePacific Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 11/25/20[1]	141,282	141,759
West Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B12, 3.493%, 6/17/23[1]	744,894	747,315
Windstream Services LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B6, 5.00%, 3/29/21[1]	279,024	282,221
Zayo Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 1/19/24[1]	293,135	295,150
		3,772,247

17    OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Utilities—3.9%
Electric Utilities—3.9%
Calpine Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B5, 3.90%, 1/15/24[1]	$134,316	$134,946
Tranche B7, 3.90%, 5/31/23[1]	29,850	29,999
Tranche B8, 2.75%, 12/31/19[1]	70,000	70,169
Dayton Power & Light Co. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 8/24/22[1]	104,738	105,763
Dynegy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C, 4.25%, 2/7/24[1]	300,000	300,282
EFS Cogen Holdings I LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.65%, 6/28/23[1]	125,203	126,298
Helix Gen Funding LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.803%, 3/8/24[1]	165,000	167,104
InterGen NV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.65%, 6/12/20[1]	240,625	240,475
MRP Generation Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.147%, 10/18/22[1]	39,800	39,601
NRG Energy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.243%, 6/30/23[1]	577,780	580,970
Sandy Creek Energy Associates LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.147%, 11/9/20[1]	232,678	166,365
Talen Energy Supply LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.027%, 7/6/23[1]	543,638	541,372
Vistra Operations Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.743%, 8/4/23[1]	310,159	309,868
Tranche C, 3.743%, 8/4/23[1]	70,915	70,849
		2,884,061
Total Corporate Loans (Cost $77,914,238)		78,306,355

Corporate Bonds and Notes—2.7%
Altice US Finance I Corp., 5.50% Sr. Sec. Nts., 5/15/26[5]	210,000	217,613
AmeriGas Partners LP/AmeriGas Finance Corp., 5.50% Sr. Unsec. Nts., 5/20/25	215,000	218,225
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% Sr. Unsec. Nts., 5/1/27[5]	220,000	224,950
5.50% Sr. Unsec. Nts., 5/1/26[5]	115,000	120,966
Goodyear Tire & Rubber Co. (The), 5% Sr. Unsec. Nts., 5/31/26	215,000	221,181
Hanesbrands, Inc., 4.625% Sr. Unsec. Nts., 5/15/24[5]	220,000	219,450
Nielsen Co. Luxembourg Sarl (The), 5% Sr. Unsec. Nts., 2/1/25[5]	220,000	220,825
Peabody Energy Corp., 6.375% Sr. Sec. Nts., 3/31/25[5]	300,000	306,375
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/
Reynolds Group Issuer Luxembourg, 4.658% Sr. Sec. Nts., 7/15/211,[5]	42,000	43,050
Seagate HDD Cayman, 4.25% Sr. Unsec. Nts., 3/1/225	220,000	219,814
Total Corporate Bonds and Notes (Cost $1,979,700)		2,012,449
	Shares
Common Stocks—1.6%
Arch Coal, Inc., Cl. A6	10,922	766,821

18 OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

	Shares	Value
Common Stocks (Continued)
Aretec Group, Inc.[6]	3,330	$46,620
Everyware Global, Inc.[6]	5,211	39,082
Larchmont Resources LLC[6]	78	26,406
Media General, Inc.[6,7]	30,400	51,680
Millennium Corporate Claim Litigation Trust[6]	274	3
Millennium Lender Claim Litigation Trust[6]	548	5
New Millennium Holdco, Inc.[6]	5,562	56
Nexstar Media Group, Inc., Cl. A	2,973	205,137
Quicksilver Resources, Inc.[6]	571,500	12,059
Sabine Oil[6]	93	3,162
Templar Energy, Cl. A6	7,400	58,737
Total Common Stocks (Cost $1,529,092)		1,209,768

	Units
Rights, Warrants and Certificates—0.0%
Sabine Oil Tranche 1 Wts., Strike Price $4.49, Exp. 8/11/26[6]	298	1,639
Sabine Oil Tranche 2 Wts., Strike Price $2.72, Exp. 8/11/26[6]	53	238
Total Rights, Warrants and Certificates (Cost $39,880)		1,877

	Shares
Investment Company—1.3%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.71%[8,9]
(Cost $929,289)	929,289	929,289
Total Investments, at Value (Cost $82,392,199)	112.3%	82,459,738
Net Other Assets (Liabilities)	(12.3)	(9,035,467)
Net Assets	100.0%	$73,424,271

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security.

2. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate. See Note 3 of the accompanying Notes.

3. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 3 of the accompanying Notes.

4. Interest or dividend is paid-in-kind, when applicable.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,573,043 or 2.14% of the Fund’s net assets at period end.

6. Non-income producing security.

7. Security received as the result of issuer reorganization.

8. Rate shown is the 7-day yield at period end.

9. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares July 31, 2016	Gross Additions	Gross Reductions	Shares April 30, 2017
Oppenheimer Institutional
Government Money Market Fund,
Cl. Ea	1,490,275	45,558,540	46,119,526	929,289

19    OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

	Value	Income
Oppenheimer Institutional Government Money Market Fund, Cl. Ea	$929,289	$8,618

a. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

20    OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

NOTES TO STATEMENT OF INVESTMENTS April 30, 2017 Unaudited

1. Organization

Oppenheimer Senior Floating Rate Plus Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end diversified management investment company. The Fund’s investment objective is to seek income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Standard inputs generally

21 OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

2. Securities Valuation (Continued)

considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Loans are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include information obtained from market participants regarding broker-dealer price quotations.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or

22 OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

2. Securities Valuation (Continued)

liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are measured using net asset value and are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Corporate Loans	$—	$77,697,927	$608,428	$78,306,355
Corporate Bonds and Notes	—	2,012,449	—	2,012,449
Common Stocks	971,958	186,605	51,205	1,209,768
Rights, Warrants and Certificates	—	1,877	—	1,877
Investment Company	929,289	—	—	929,289

Total Assets	$1,901,247	$79,898,858	$659,633	$82,459,738

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of	Transfers into Level
	Level 2*	3*

Assets Table
Investments, at Value:
Corporate Loans	$(324,868)	$324,868
Common Stocks	(61,883)	61,883

Total Assets	$(386,751)	$386,751

* Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

3. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds

23 OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Investments and Risks (Continued)

advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Senior Loans. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in floating rate Senior Loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so either as an original lender or as a purchaser of a loan assignment or a participation interest in a loan. While most of these loans will be collateralized, the Fund can invest without limit in uncollateralized floating rate Senior Loans. Senior Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The Senior Loans pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates. Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for some Senior Loans. As a result, some Senior Loans are illiquid, which may make it difficult for the Fund to value them or dispose of them at an acceptable price when necessary. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

At period end, securities with an aggregate market value of $78,306,355, representing 106.7% of the Fund’s net assets were comprised of Senior Loans.

Securities on a When-Issued or Delayed Delivery Basis. The Fund purchases and sells interests in Senior Loans and other portfolio securities on a “when issued” basis, and may

24 OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

3. Investments and Risks (Continued)

purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. Senior loans are subject to credit risk. Credit risk relates to the ability of the borrower under a senior loan to make interest and principal payments as they become due. The Fund’s investments in senior loans are subject to risk of missing an interest payment.

Information concerning securities not accruing income at period end is as follows:

Cost	$1,823,617
Market Value	$1,663,444
Market Value as % of Net Assets	2.27%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $241,734, representing 0.33% of the Fund’s net assets, were subject to these forbearance agreements.

25 OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

5. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

26 OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

5. Use of Derivatives (Continued)

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual

27 OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Use of Derivatives (Continued)

reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no written options outstanding.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums
Options outstanding as of July 31, 2016	—	$—
Options written	6	1,272
Options exercised	(6)	(1,272)
Options outstanding as of April 30, 2017	—	$—

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

28 OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

5. Use of Derivatives (Continued)

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the

29 OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Use of Derivatives (Continued)

mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

6. Borrowing and Other Financing

Loan Commitments. Pursuant to the terms of certain credit agreements, the Fund has unfunded loan commitments of $10,789 at period end. The Fund generally will maintain with its custodian, liquid investments having an aggregate value at least equal to the par value of unfunded loan commitments. At period end, these commitments have a market value of $10,875 and have been included as Corporate Loans in the Statement of Investments.

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$82,402,684

Gross unrealized appreciation	$1,725,225
Gross unrealized depreciation	(1,668,171)
Net unrealized appreciation	$57,054

30 OPPENHEIMER SENIOR FLOATING RATE PLUS FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 4/30/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Senior Floating Rate Plus Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/16/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/16/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	6/16/2017